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TRANSAMERICA SERIES TRUST

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Transamerica Series Trust

Transamerica Janus Mid-Cap Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

June 30, 2016

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the recent approval by the Board of Trustees of Transamerica Series Trust of a new sub-adviser for Transamerica Janus Mid-Cap Growth VP (formerly, Transamerica Morgan Stanley Mid-Cap Growth VP). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser, and changes to the name, investment objective, fees and expenses, principal investment strategies, principal risks and portfolio managers of the portfolio. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the portfolio’s new sub-adviser, Janus Capital Management LLC, who took over day-to-day management of the portfolio on May 1, 2016, and believes this change is in the best interests of the portfolio and its investors.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Summary

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

June 30, 2016

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Trustees”) of Transamerica Series Trust (“TST” or the “Trust”) to investors in Transamerica Janus Mid-Cap Growth VP (formerly, Transamerica Morgan Stanley Mid-Cap Growth VP) (the “Portfolio”). TST is organized as a Delaware statutory trust. The Portfolio is a series of the Trust. The Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Portfolio to replace its then existing sub-adviser. The Portfolio is now sub-advised by Janus Capital Management LLC (“Janus” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Janus, as amended, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

Janus took over day-to-day management of the Portfolio on May 1, 2016. Prior to May 1, 2016, Morgan Stanley Investment Management Inc. (“Morgan Stanley”) served as sub-adviser to the Portfolio. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated December 23, 2015, and reflected in the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2016, changes were made to the Portfolio’s name, sub-adviser, investment objective, fees and expenses, principal investment strategies, principal risks and portfolio managers of the Portfolio. In connection with these sub-adviser changes, the management fee rate payable by the Portfolio to TAM has decreased. TAM continues to serve as the Portfolio’s investment manager.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s investors as of June 6, 2016 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Trustees”), without obtaining investor approval. Pursuant to the Order, however, the Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A Notice of Internet Availability of the Information Statement is being mailed on or about July 6, 2016. The Portfolio will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to investors.

The annual report of the Portfolio is sent to investors following the Portfolio’s fiscal year end. The Portfolio’s fiscal year end is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolio by calling toll free 1-888-233-4339. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolio’s website at www.transamericaseriestrust.com until at least April 30, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

TRANSAMERICA SERIES TRUST

Transamerica Janus Mid-Cap Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.	This Information Statement is being furnished by the Board to inform investors in the Portfolio of a recent change in the sub-adviser of the Portfolio. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreement between TAM and Janus.

The Portfolio has obtained exemptive relief from the SEC that permits the Board to approve new sub-advisers without investor approval under certain circumstances. This Information Statement provides details regarding Janus and the New Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.	No. This Information Statement is being provided to Portfolio investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the hiring of Janus and has entered into the New Sub-Advisory Agreement with Janus. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Janus appointed as the Sub-Adviser?

A.	After full and complete discussion, the Board approved the appointment of Janus as the Sub-Adviser to the Portfolio in replacement of the Portfolio’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Janus’s potential to provide the Portfolio with superior risk-adjusted returns. The key factors considered by the Board are discussed later in this Information Statement.

INFORMATION STATEMENT

At a regularly scheduled meeting of the Board held December 9–10, 2015, the Board approved, at TAM’s recommendation, a New Sub-Advisory Agreement with Janus for the Portfolio, as described below, effective May 1, 2016. Janus took over day-to-day management of the Portfolio on May 1, 2016. As discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated December 23, 2015, and reflected in the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2016, changes were made to the Portfolio’s name, sub-adviser, investment objective, fees and expenses, principal investment strategies, principal risks and portfolio managers of the Portfolio.

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Trustees, on June 8-9, 2016. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Portfolio with investment advisory services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Portfolio’s portfolio of securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) selects, oversees and monitors the Portfolio’s sub-adviser, and (iv) provides supervisory, compliance and administrative services to the Portfolio. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval.

No officer or Trustee of the Portfolio is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to May 1, 2016, Morgan Stanley served as sub-adviser to the Portfolio. Morgan Stanley is located at 522 Fifth Avenue, New York, NY 10036.

Morgan Stanley provided sub-advisory services to the Portfolio pursuant to an Investment Sub-Advisory Agreement between TAM and Morgan Stanley (the “Morgan Stanley Sub-Advisory Agreement”). As sub-adviser to the Portfolio, Morgan Stanley was responsible for sub-advising the assets of the Portfolio in a manner consistent with the terms of the Morgan Stanley Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Morgan Stanley Sub-Advisory Agreement was dated May 1, 2002, and was last approved by the Board, including a majority of the Independent Trustees, on June 10, 2015. The Morgan Stanley Sub-Advisory Agreement was approved by the Portfolio’s initial shareholder prior to the Portfolio’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Janus under the New Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a meeting held December 9–10, 2015, and was effective as of May 1, 2016. The New Sub-Advisory Agreement has an initial term with respect to the Portfolio of two years from the effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the Morgan Stanley Sub-Advisory Agreement and those of the New Sub-Advisory Agreement are substantially similar. Under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by TAM to the Sub-Adviser has decreased. Effective with the New Sub-Advisory Agreement, the management fee rate the Portfolio pays TAM has also decreased. A description of the new management and sub-advisory fee rates appears below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the New Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, the Sub-Adviser shall regularly provide the Portfolio (with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Sub-Adviser.

The New Sub-Advisory Agreement provides that the Sub-Adviser will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-Adviser’s authority regarding the execution of the Portfolio’s portfolio transactions. The Morgan Stanley Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon written notice to the Sub-Adviser; (ii) may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty; (iii) may be terminated by the Sub-Adviser upon 90 days’ prior written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by the Sub-Adviser and shall not be assignable by TAM without the consent of the Sub-Adviser. The Morgan Stanley Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, TAM shall calculate and pay the Sub-Adviser out of the management fee it receives with respect to the Portfolio, as promptly as possible after the last day of each month, but in any event no later than fifteen business days following the end of the month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TAM pays to the Sub-Adviser under the New Sub-Advisory Agreement is lower than that paid by TAM to Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement.

The New Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by any of them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Morgan Stanley Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that the Sub-Adviser is not protected against any liability to TAM or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Morgan Stanley Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Morgan Stanley Sub-Advisory Agreement did not contain a similar provision.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser and the related changes in objectives and strategies, the management fee rate payable by the Portfolio to TAM was decreased. Under the Management Agreement, the Portfolio currently pays TAM on an annual basis the following management fee based on the Portfolio’s average daily net assets:

0.805% of the first $500 million

0.77% over $500 million up to $1 billion

0.75% in excess of $1 billion

Prior to May 1, 2016, the Portfolio paid TAM a management fee of 0.83% of the first $1 billion and 0.805% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly. As of December 31, 2015, the net assets of the Portfolio were approximately $629 million. The services that TAM provides to the Portfolio under the Management Agreement are not expected to change in light of the change in sub-adviser.

SUB-ADVISORY FEES

Under the New Sub-Advisory Agreement, TAM (not the Portfolio) pays Janus the following sub-advisory fees for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.375% of the first $500 million

0.34% over $500 million up to $1 billion

0.32% in excess of $1 billion

Under the Morgan Stanley Sub-Advisory Agreement, TAM (not the Portfolio) paid Morgan Stanley 0.40% of the first $1 billion and 0.375% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

The following table shows the advisory fees paid to TAM and Sub-Advisory fees paid by TAM to Morgan Stanley for the Portfolio for the fiscal year ended December 31, 2015. Effective March 1, 2016, advisory fees and administrative services fees were combined under one agreement providing for a single management fee.

	Advisory Fees (after waivers/ expense reimbursements)	Advisory Fees Waived/ Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Transamerica Janus Mid-Cap Growth VP	$6,058,011	$0	$2,963,720

Janus had approximately $189.1 billion in total assets under management as of December 31, 2015, and has been a registered investment adviser since 1969. Janus’s principal business address is 151 Detroit Street, Denver, Colorado 80206.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Brian Demain	Janus Capital Management LLC	Portfolio Manager of the Portfolio since May 2016; Employed with Janus Capital Management LLC since 1999

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of the Sub-Adviser as of June 6, 2016. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Name	Position with Janus Capital Management LLC
David R. Kowalski	Sr. VP of Compliance and Chief Compliance Officer
Richard M. Weil	Chief Executive Officer
Augustus Cheh	Executive Vice President
Bruce L. Koepfgen	President
Jennifer J. McPeek	Chief Financial Officer
Enrique Chang	Head of Investments
Michelle R. Rosenberg	Sr. VP, Deputy General Counsel
Paul D. Algreen	Sr. VP, Chief Information Officer

Management Activities. Janus acts as the investment adviser for the Janus Enterprise Fund, a registered investment company with investment objectives similar to those of the Portfolio. The advisory fee schedule for the Janus Enterprise Fund is a follows:

Comparable Portfolio for which Janus serves as Investment Adviser	Assets of Comparable Portfolio Managed by Janus (as of March 31, 2016)	Advisory Fee for Comparable Portfolio Paid to Janus (of average net assets)
Janus Enterprise Fund	$7,365.9 million (all share classes)	0.74% (class I shares)

EVALUATION BY THE BOARD

At a meeting of the Board held December 9–10, 2015, the Board considered the termination of Morgan Stanley as sub-adviser for the Portfolio and the approval of Janus as replacement sub-adviser. Following their review and consideration, the Trustees determined that the terms of the New Sub-Advisory Agreement were reasonable and that the termination of Morgan Stanley as sub-adviser to the Portfolio and approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with Morgan Stanley with respect to the Portfolio.

To assist the Trustees in their consideration of the New Sub-Advisory Agreement, the Trustees requested and received from TAM and Janus certain materials and information in advance of their meeting. In addition, the Independent Trustees consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to their deliberations.

Among other matters, the Trustees considered:

(a) that TAM advised the Trustees that the appointment of Janus is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services;

(b) that Janus is an experienced and respected asset management firm and TAM believes that Janus has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of their organization, investment talent, experience managing other mid-cap growth funds and the services Janus provides to other Transamerica mutual funds;

(c) the proposed responsibilities of Janus for the Portfolio and the sub-advisory services expected to be provided by it;

(d) the fact that the sub-advisory fees payable to Janus would be paid by TAM and not the Portfolio;

(e) that the advisory fee rate paid by the Portfolio to TAM would decrease, and that the sub-advisory fee to be paid by TAM to Janus is reasonable in light of the sub-advisory services to be provided; and

(f) that TAM recommended to the Trustees that Janus be appointed as sub-adviser to the Portfolio based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Trustees based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Janus under the New Sub-Advisory Agreement, the Trustees considered, among other things, information provided by TAM and Janus regarding the operations, facilities, organization and personnel of Janus, the anticipated ability of Janus to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Trustees considered the proposed changes to the Portfolio’s investment objective and principal investment strategies. The Trustees considered that TAM has advised the Trustees that the appointment of Janus is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services. The Trustees considered that Janus is an experienced and respected asset management firm and that TAM believes that Janus has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of Janus’s organization, investment talent, experience managing other mid-cap growth funds, and the services Janus provides to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM, the Trustees determined that Janus can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Janus’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Trustees considered Janus’s past performance, investment management experience, capabilities and resources. The Trustees reviewed the performance of the Portfolio as compared to the performance of the Janus Enterprise Fund (a mutual fund managed by Janus which pursues a mid-cap growth strategy that is substantially similar to the strategy to be followed by Janus in sub-advising the Portfolio) and the Portfolio’s peer group and the benchmark. The performance of the Janus Enterprise Fund compared favorably to that of the Portfolio and its benchmark and peer group for the 1-, 3-, 5-, and 10-year periods (annualized) ended September 30, 2015. The Trustees further noted that TAM believes that the appointment of Janus will benefit investors by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Portfolio. On the basis of this information and the Trustees’ assessment of the nature, extent and quality of the services to be provided by Janus, the Trustees concluded that Janus is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new investment objective and principal strategy.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Trustees considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement. The Trustees noted that the proposed sub-advisory fee schedule payable by TAM to Janus is lower than the current sub-advisory fee schedule for Morgan Stanley. The Trustees considered that, although the proposed effective advisory fee rate payable by the Portfolio to TAM would be slightly above the median advisory fees for the peer groups determined by Lipper, Inc. and Morningstar Inc., the advisory fee rate would decrease at all asset levels. The Trustees also noted that TAM had proposed the addition of a breakpoint at a lower asset level, and that the Portfolio’s total annual operating expenses were expected to be lower for each share class. On the basis of these considerations, together with the other information they considered, the Trustees determined that the sub-advisory fee to be received by Janus under the New Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

With respect to Janus’s costs and profitability in providing sub-advisory services to the Portfolio, the Trustees noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and Janus. As a result, the Trustees did not consider Janus’s anticipated profitability as material to its decision to approve the New Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM. The Trustees considered that the proposed fee schedules would result in no change to the net advisory fee retained by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Trustees considered the sub-advisory fee schedule and the existence of breakpoints in both the advisory and sub-advisory fee schedules. The Trustees noted that TAM had proposed the addition of a breakpoint at a lower asset level. The Trustees also considered that TAM believes that the appointment of Janus as sub-adviser has the potential to attract additional assets because of Janus’s asset management capabilities. The Trustees concluded that they would have the opportunity to periodically reexamine the appropriateness of the advisory fees payable by the Portfolio to TAM, and sub-advisory fees payable by TAM to Janus, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Trustees considered incidental benefits expected to be derived by Janus from its relationship with the Portfolio. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with Janus, and that Janus may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its investors and unanimously approved the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or the Sub-Adviser for the fiscal year ended December 31, 2015.

ADDITIONAL INFORMATION

TAM, the Portfolio’s investment manager, Transamerica Fund Services, Inc., the Portfolio’s transfer agent, and Transamerica Capital, Inc., the Portfolio’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of June 6, 2016, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of June 6, 2016, the following persons owned of record 5% or more of the outstanding interests in the Portfolio:

Name & Address	Portfolio Name	Class	Shares	Percent
AEGON Financial Partners—Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INV	10,702,324.134	61.02%

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INV	3,774,907.836	21.52%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	INV	2,322,573.839	13.24%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	SVC	2,450,744.068	63.52%

TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	SVC	943,478.973	24.45%

TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	SVC	194,135.982	5.03%

Any shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of June 6, 2016, the following persons owned of record 25% or more of the outstanding interests in the Portfolio:

Name of Investor	Shares Owned	Shares	Percentage of Beneficial Ownership
AEGON Financial Partners—Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	10,702,324.134	50.32%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel, Chief Legal Officer and Secretary Transamerica Series Trust

June 30, 2016

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

JANUS CAPITAL MANAGEMENT LLC

This Agreement, entered into as of December 9, 2011, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Janus Capital Management LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution, as agent of the Fund for this limited purpose, of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The Subadviser shall place orders in accordance with its policy to seek best execution as set forth in the Subadviser’s Form ADV. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund that is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)	TAM acknowledges and agrees that the Subadviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Fund. TAM will instruct applicable service providers not to forward to Subadviser any information concerning such actions. The Subadviser will, however, forward to TAM any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Fund.

3.     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.     Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request, including, but not limited to:

1.	Current copies of the Fund’s prospectus and statement of additional information.

2.	Current copies of the Fund’s organizational documents and Bylaws.

3.	Notice of TAM’s custodian designated to hold assets in the Fund.

4.	A list of the countries approved by the Board in accordance with Rule 17f-5 in which the Fund’s assets may be maintained and a list of those countries available immediately.

5.	Reports as to the composition of assets in the Fund, cash requirements and cash available for investment in the Fund. To the extent possible, Subadviser requests to receive notice of significant cash in-flows at least three (3) business days in advance of funds being available at the Fund’s custodian, and notice of significant cash outflows at least four (4) business days in advance of when cash needs to be available at the Fund’s custodian.

6.	Copies of the Fund’s liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of the Subadviser.

7.	A Qualified Institutional Buyer Certification completed by the Fund.

8.	A New Issues Questionnaire completed by the Fund.

9.	A list of persons authorized to act on behalf of the Fund.

10.	A list of “affiliates” of TAM, as such term is used in the 1940 Act, including all broker-dealers affiliated with the Fund.

11.	Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall calculate and pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, but in any event no later than fifteen (15) business days following the end of the month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, along with supporting calculation documentation. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible, but in any event no later than fifteen (15) business days following the end of the month, after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.     Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund. This Agreement shall become effective as to the Fund set forth on Schedule A on the date first indicated above and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement.

9.     Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities upon written notice to the Subadviser. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.   Use of Name. Janus hereby gives its consent for such use of the name and mark “Janus” and for such representations regarding the Subadviser and its affiliates as it relates to this Agreement. TAM or the Trust shall not, and shall not permit the Fund to, without prior written consent of Subadviser, otherwise use the name or mark “Janus” or make representations regarding Subadviser or its affiliates. All references contained in this Agreement to “the name or mark “Janus” shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. All goodwill associated with the name and mark “Janus” shall inure to the benefit of Subadviser or its affiliates. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name or mark with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

11.   Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12.   Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14.   Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.   Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.   Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act.

17.   Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

18.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered in person, by facsimile registered mail or certified mail or by overnight delivery (postage prepaid, return receipt requested) to TAM and the Subadviser at the address of each set forth below:

If to TAM:

Attn:     Dennis P. Gallagher,

570 Carillon Parkway

St. Petersburg, FL 33716

Phone: (727) 299-1821

Fax: (727) 299-1832

If to Subadviser:

Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attn: General Counsel

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written. This Agreement may be signed in counterparts.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President – Investment Management and Chief Investment Officer

JANUS CAPITAL MANAGEMENT LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	Senior Vice President

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

JANUS CAPITAL MANAGEMENT LLC

THIS AMENDMENT is made as of May 1, 2016 (the “Amendment”), to the Investment Subadvisory Agreement dated as of December 9, 2011, as amended October 1, 2015 (the “Agreement”), between Transamerica Asset Management, Inc. and Janus Capital Management LLC (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement is confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

JANUS CAPITAL MANAGEMENT LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	Senior Vice President

Schedule A

Effective May 1, 2016

Annual fee computed at the following annual rate, based on the average daily net asset value for each month for services rendered hereunder, with respect to each Fund equal to the following:

Fund	Investment Subadvisory Fee
Transamerica Janus Balanced VP	0.325% of the first $1.0 billion 0.30% over $1.0 billion

Transamerica Janus Mid-Cap Growth VP	0.375% of the first $500 million 0.34% over $500 million up to $1.0 billion 0.32% over $1.0 billion

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

JANUS CAPITAL MANAGEMENT LLC

THIS AMENDMENT is made as of October 1, 2015 (the “Amendment”), to the Investment Subadvisory Agreement dated as of December 9, 2011, as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and Janus Capital Management LLC (the “Subadviser”), pursuant to which TAM has engaged the Subadviser to provide certain advisory services to the fund(s) and/or portfolio(s) listed on Schedule A to this Amendment (each, a “Fund”), each Fund a separate series of the Transamerica trust listed on Schedule A to this Amendment (each, a “Trust”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The following sections are hereby added to the Agreement:

Registration Statement Disclosures.

The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund and the Subadviser as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

Further Assurances.

Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The following section hereby replaces any “Use of Name” section of the Agreement in its entirety:

Use of Name.

TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise as it relates to this Agreement. TAM or the Trust shall not, and shall not permit the Fund to, without prior written consent of Subadviser, otherwise use the name or mark “Janus” or make representations regarding Subadviser or its affiliates. All references contained in this Agreement to “the name or mark “Janus” shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. All goodwill associated with the name and mark “Janus” shall inure to the benefit of Subadviser or its affiliates. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

In all other respects, the Agreement is confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

JANUS CAPITAL MANAGEMENT LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	Senior Vice President

TRANSAMERICA SERIES TRUST

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Janus Mid-Cap Growth VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to the Portfolio. Specifically, the Board of Trustees of the Portfolio has approved a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and Janus Capital Management LLC. The new sub-adviser took over day-to-day management of the Portfolio on May 1, 2016. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated December 23, 2015, and reflected in the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2016, changes were made to the Fund’s name, investment objective, fees and expenses, principal investment strategies, principal risks and portfolio managers of the Portfolio. TAM continues to serve as the Portfolio’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolio’s website at www.transamericaseriestrust.com until at least April 30, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.